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                                                                    EXHIBIT 23.1



                          CERTIFIED PUBLIC ACCOUNTANTS

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference of our report dated August 30, 1999, relating to the financial statements of First National Bancshares, Inc. in Amendment #1 to the Registration Statement of Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Experts."





/s/ Crisp Hughes Evans, LLP
-----------------------------------
Crisp Hughes Evans, LLP


Spartanburg, South Carolina
November 1, 1999